Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2004

II.	Quarterly Supplemental Information

Net Income and Funds From Operations — Supplemental Detail

Same Property Growth

Development Pipeline

Consolidated Balance Sheets

Portfolio Listing

Top 25 Largest Tenants

Inventory of Land Held for Investment or Future Development

Inventory of Residential Lots Under Development

Square Feet Expiring:

Office

Medical Office

Retail

Reconciliations of Non-GAAP Financial Measures

Discussion of Non-GAAP Financial Measures

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd
		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	62,043	70,815	47,872	27,594	143,500

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) — (See Page 5)	97,299	108,122	113,366	46,528	27,028

		WEIGHTED AVERAGE COMMON SHARES	48,632	49,205	49,252	48,135	48,267
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,731	50,280	49,937	48,780	49,228
		NET INCOME PER COMMON SHARE — BASIC	1.28	1.44	0.97	0.57	2.97
		NET INCOME PER COMMON SHARE — DILUTED	1.25	1.41	0.96	0.57	2.92
		FFO PER COMMON SHARE — BASIC	2.00	2.20	2.30	0.97	0.56
		FFO PER COMMON SHARE — DILUTED	1.96	2.15	2.27	0.95	0.55
(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	4,810	6,073	12,639	4,358	1,916
		REGULAR COMMON DIVIDENDS	60,315	68,595	73,345	17,834	17,919
		SPECIAL COMMON DIVIDEND	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.24	1.39	1.48	0.37	0.37
		SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	—	—
		COMMON STOCK PRICE AT PERIOD END	27.9375	24.36	24.70	25.85	27.90
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	49,211	49,425	48,386	48,343	48,491
		PREFERRED STOCK PRICE AT PERIOD END	—	—	—	—	—
		NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	—	—	—	—	—
		COMMON EQUITY MARKET CAPITALIZATION	1,374,832	1,203,993	1,195,134	1,249,667	1,352,899
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—
(B	)	ADJUSTED DEBT (1)	671,068	766,503	844,880	859,595	724,437

		TOTAL MARKET CAPITALIZATION	2,045,900	1,970,496	2,040,014	2,109,261	2,077,336

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	39%	41%	41%	35%
(B	)	RECOURSE DEBT (1)	174,522	154,018	160,443	178,239	18,842
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	8%	8%	8%	1%
		COMMON EQUITY MARKET CAPITALIZATION	1,374,832	1,203,993	1,195,134	1,249,667	1,352,899
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	741,377	861,188	935,646	949,340	813,148

		TOTAL MARKET CAPITALIZATION	2,116,209	2,065,181	2,130,780	2,199,007	2,166,047

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	35%	42%	44%	43%	38%
(C	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	27,907	41,546	49,853	13,000	12,339
		FFO BEFORE INTEREST	125,206	149,668	163,219	59,528	39,367
		INTEREST EXPENSE COVERAGE RATIO	4.49	3.60	3.27	4.58	3.19
(D	)	FIXED CHARGES (excluding preferred dividends)(1)	37,052	52,588	64,476	16,329	15,798
		FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	125,365	150,293	164,070	59,745	39,578
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	3.38	2.86	2.54	3.66	2.51
(D	)	FIXED CHARGES (including preferred dividends)(1)	37,052	52,588	64,476	16,329	15,798
		FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	125,365	150,293	164,070	59,745	39,578
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	3.38	2.86	2.54	3.66	2.51

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003 3rd	2003 4th	2003	2004 1st
		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS — (See Page 5)	59,190	8,519	238,803	10,842

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) — (See Page 5)	25,450	25,959	124,965	26,995

		WEIGHTED AVERAGE COMMON SHARES	48,370	48,474	48,313	48,637
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,643	50,068	49,415	50,421
		NET INCOME PER COMMON SHARE — BASIC	1.22	0.18	4.94	0.22
		NET INCOME PER COMMON SHARE — DILUTED	1.19	0.17	4.83	0.22
		FFO PER COMMON SHARE — BASIC	0.53	0.54	2.59	0.56
		FFO PER COMMON SHARE — DILUTED	0.51	0.52	2.53	0.54
(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	2,324	5,909	14,507	739
		REGULAR COMMON DIVIDENDS	17,945	17,996	71,694	18,096
		SPECIAL COMMON DIVIDEND	100,544	—	100,544	—
		REGULAR COMMON DIVIDENDS PER SHARE	0.37	0.37	1.48	0.37
		SPECIAL COMMON DIVIDEND PER SHARE	2.07	—	2.07	—
		COMMON STOCK PRICE AT PERIOD END	27.75	30.60	30.60	32.79
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,572	48,835	48,835	48,996
		PREFERRED STOCK PRICE AT PERIOD END	25.39	27.25	27.25	27.50
		NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000
		COMMON EQUITY MARKET CAPITALIZATION	1,347,873	1,494,351	1,494,351	1,606,579
		PREFERRED EQUITY MARKET CAPITALIZATION	101,560	109,000	109,000	110,000
(B	)	ADJUSTED DEBT (1)	679,237	697,050	697,050	741,630

		TOTAL MARKET CAPITALIZATION	2,128,670	2,300,401	2,300,401	2,458,209

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	32%	30%	30%	30%
(B	)	RECOURSE DEBT (1)	20,783	20,697	20,697	57,555
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	1%	1%	2%
		COMMON EQUITY MARKET CAPITALIZATION	1,347,873	1,494,351	1,494,351	1,606,579
		PREFERRED EQUITY MARKET CAPITALIZATION	101,560	109,000	109,000	110,000
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	766,895	783,638	783,638	827,172

		TOTAL MARKET CAPITALIZATION	2,216,328	2,386,989	2,386,989	2,543,751

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	35%	33%	33%	33%
(C	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	10,461	9,974	45,774	10,255
		FFO BEFORE INTEREST	35,911	35,933	170,739	37,250
		INTEREST EXPENSE COVERAGE RATIO	3.43	3.60	3.73	3.63
(D	)	FIXED CHARGES (excluding preferred dividends)(1)	13,924	13,529	59,580	13,831
		FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	35,997	36,018	171,338	37,340
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.59	2.66	2.88	2.70
(D	)	FIXED CHARGES (including preferred dividends)(1)	15,345	15,466	62,938	15,769
		FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	37,418	37,955	174,696	39,278
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.44	2.45	2.78	2.49

See Footnotes on Page 14	Page 1 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,632	2,688	2,693	743	764
		3301 WINDY RIDGE PARKWAY	804	1,122	1,517	380	401
		100 NORTH POINT CENTER EAST	0	0	0	0	0
		200 NORTH POINT CENTER EAST	0	0	0	0	0
		333 NORTH POINT CENTER EAST	2,287	2,410	2,447	589	434
		555 NORTH POINT CENTER EAST	1,691	2,603	2,546	401	1,364
		615 PEACHTREE STREET	1,548	1,930	1,987	490	513
		101 INDEPENDENCE CENTER	8,484	9,173	8,916	2,239	2,299
		LAKESHORE PARK PLAZA	1,346	1,351	1,113	284	324
		333 JOHN CARLYLE	2,806	3,259	3,535	884	1,469
		INFORUM	12,153	13,813	13,713	3,484	3,407
		101 SECOND STREET	9,633	13,616	14,558	2,396	2,314
		600 UNIVERSITY PARK PLACE	401	1,631	1,757	468	456
		THE POINTS AT WATERVIEW	14	1,717	1,040	345	405
		ONE GEORGIA CENTER	336	3,822	3,438	746	742
		1900 DUKE STREET	402	2,245	2,698	694	754
		55 SECOND STREET	0	0	12,724	22,344	1,545
		FROST BANK TOWER	0	0	0	0	0
		GALLERIA 75	0	0	0	0	0

		SUBTOTAL	44,537	61,380	74,682	36,487	17,191

		MEDICAL OFFICE:
		ATHEROGENICS	1,083	1,114	1,134	286	293
		MERIDIAN MARK PLAZA	3,439	3,556	4,073	1,018	1,006

		SUBTOTAL	4,522	4,670	5,207	1,304	1,299

		RETAIL:
		GA 400 LAND LEASES	1,366	1,331	1,298	374	348
		COLONIAL PLAZA MARKETCENTER	4,861	746	0	0	0
		LAGUNA NIGUEL PROMENADE	488	0	0	0	0
		THE AVENUE EAST COBB	4,841	5,396	5,327	1,494	1,406
		THE AVENUE OF THE PENINSULA	1,602	2,522	4,284	2,189	668
		THE AVENUE PEACHTREE CITY	0	1,191	3,160	799	832
		THE AVENUE WEST COBB	0	0	0	0	0
		THE SHOPS OF LAKE TUSCALOOSA	0	0	0	0	0

		SUBTOTAL	13,158	11,186	14,069	4,856	3,254

		OTHER RENTAL OPERATIONS:
		OTHER	12	156	0	0	0

		SUBTOTAL	12	156	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	62,229	77,392	93,958	42,647	21,744

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003 3rd	2003 4th	2003	2004 1st
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	758	723	2,988	746
		3301 WINDY RIDGE PARKWAY	386	388	1,555	389
		100 NORTH POINT CENTER EAST	0	73	73	212
		200 NORTH POINT CENTER EAST	0	23	23	102
		333 NORTH POINT CENTER EAST	220	205	1,448	214
		555 NORTH POINT CENTER EAST	224	249	2,238	1,908
		615 PEACHTREE STREET	488	431	1,922	440
		101 INDEPENDENCE CENTER	2,280	2,267	9,085	2,275
		LAKESHORE PARK PLAZA	301	322	1,231	351
		333 JOHN CARLYLE	815	784	3,952	856
		INFORUM	3,504	3,449	13,844	3,580
		101 SECOND STREET	3,584	2,337	10,631	2,320
		600 UNIVERSITY PARK PLACE	466	481	1,871	457
		THE POINTS AT WATERVIEW	541	511	1,802	833
		ONE GEORGIA CENTER	697	758	2,943	736
		1900 DUKE STREET	702	782	2,932	742
		55 SECOND STREET	1,558	1,626	27,073	1,652
		FROST BANK TOWER	0	0	0	21
		GALLERIA 75	0	0	0	124

		SUBTOTAL	16,524	15,409	85,611	17,958

		MEDICAL OFFICE:
		ATHEROGENICS	301	301	1,181	303
		MERIDIAN MARK PLAZA	1,081	1,048	4,153	1,044

		SUBTOTAL	1,382	1,349	5,334	1,347

		RETAIL:
		GA 400 LAND LEASES	355	322	1,399	385
		COLONIAL PLAZA MARKETCENTER	0	0	0	0
		LAGUNA NIGUEL PROMENADE	0	0	0	0
		THE AVENUE EAST COBB	1,404	1,516	5,820	1,405
		THE AVENUE OF THE PENINSULA	925	790	4,572	1,001
		THE AVENUE PEACHTREE CITY	755	643	3,029	993
		THE AVENUE WEST COBB	0	655	655	882
		THE SHOPS OF LAKE TUSCALOOSA	0	18	18	131

		SUBTOTAL	3,439	3,944	15,493	4,797

		OTHER RENTAL OPERATIONS:
		OTHER	0	0	0	0

		SUBTOTAL	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,345	20,702	106,438	24,102

See Footnotes on Page 14	Page 2 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd
(F	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
		LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	1,754	1,641	1,819	389	420
		NORTHSIDE/ALPHARETTA II	1,734	2,335	2,255	596	566
		AT&T WIRELESS SERVICES HEADQUARTERS	5,810	5,732	5,718	1,448	1,380
		CERRITOS CORPORATE CENTER-PHASE II	0	1,415	2,322	576	552
		PRESIDENTIAL MARKETCENTER	2,755	3,451	3,731	950	972
		MIRA MESA MARKETCENTER	2,678	5,636	5,956	1,500	945
		PERIMETER EXPO	3,400	3,226	3,178	874	908
		SALEM ROAD STATION	124	556	505	0	0
		OTHER	86	100	94	26	23

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	18,341	24,092	25,578	6,359	5,766

		RESIDENTIAL LOT/TRACT FFO:
(H	)	TRACT SALES NET OF COST OF SALES – WHOLLY OWNED (1)	564	2,011	2,338	0	0
(G	)(H)	TRACT SALES NET OF COST OF SALES – JOINT VENTURES (1)	773	1,098	671	0	430

		TOTAL TRACT SALES NET OF COS	1,337	3,109	3,009	0	430

(H	)	LOT SALES NET OF COST OF SALES – WHOLLY OWNED (1)	2,267	772	1,622	697	244
(G	)(H)	LOT SALES NET OF COST OF SALES – JOINT VENTURES (1)	0	645	1,281	544	822

		TOTAL LOT SALES NET OF COS	2,267	1,417	2,903	1,241	1,066

(G	)(H)	INTEREST – JOINT VENTURE (1)	0	0	0	0	0
(G	)(H)	OTHER – JOINT VENTURE (1)	(95)	(23)	(3)	(31)	(27)

		TOTAL RESIDENTIAL LOT/TRACT FFO	3,509	4,503	5,909	1,210	1,469

		DEVELOPMENT INCOME	4,251	6,179	4,625	764	908

		MANAGEMENT FEES	4,841	7,966	9,313	2,105	2,187

		LEASING & OTHER FEES	1,608	5,344	4,297	1,111	1,234

		INTEREST INCOME & OTHER:
		GNMAs	5	5	13	1	(1)
		OTHER INTEREST AND OTHER MISCELLANEOUS	773	526	254	23	496
		650 MASS AVE NOTES	3,472	4,126	4,126	1,031	1,031
		CHARLOTTE GATEWAY VILLAGE, LLC NOTE	1,745	1,404	0	0	0

		TOTAL INTEREST INCOME	5,995	6,061	4,393	1,055	1,526

		GENERAL & ADMINISTRATIVE EXPENSES	(18,452)	(27,010)	(27,670)	(7,214)	(7,644)

		STOCK APPRECIATION RIGHT EXPENSE	(468)	276	(29)	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003 3rd	2003 4th	2003	2004 1st
(F	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
		LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	412	385	1,606	386
		NORTHSIDE/ALPHARETTA II	475	523	2,160	580
		AT&T WIRELESS SERVICES HEADQUARTERS	0	0	2,828	0
		CERRITOS CORPORATE CENTER-PHASE II	0	0	1,128	0
		PRESIDENTIAL MARKETCENTER	474	0	2,396	0
		MIRA MESA MARKETCENTER	(121)	(26)	2,298	0
		PERIMETER EXPO	624	(2)	2,404	0
		SALEM ROAD STATION	0	0	0	0
		OTHER	29	20	98	22

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,893	900	14,918	988

		RESIDENTIAL LOT/TRACT FFO:
(H	)	TRACT SALES NET OF COST OF SALES – WHOLLY OWNED (1)	2,067	5,323	7,390	1,967
(G	)(H)	TRACT SALES NET OF COST OF SALES – JOINT VENTURES (1)	42	0	472	991

		TOTAL TRACT SALES NET OF COS	2,109	5,323	7,862	2,958

(H	)	LOT SALES NET OF COST OF SALES – WHOLLY OWNED (1)	867	995	2,803	1,398
(G	)(H)	LOT SALES NET OF COST OF SALES – JOINT VENTURES (1)	822	1,240	3,428	1,724

		TOTAL LOT SALES NET OF COS	1,689	2,235	6,231	3,122

(G	)(H)	INTEREST – JOINT VENTURE (1)	0	0	0	(20)
(G	)(H)	OTHER – JOINT VENTURE (1)	(46)	(52)	(156)	(38)

		TOTAL RESIDENTIAL LOT/TRACT FFO	3,752	7,506	13,937	6,022

		DEVELOPMENT INCOME	558	640	2,870	512

		MANAGEMENT FEES	2,227	2,000	8,519	2,074

		LEASING & OTHER FEES	772	3,874	6,991	643

		INTEREST INCOME & OTHER:
		GNMAs	2	2	4	0
		OTHER INTEREST AND OTHER MISCELLANEOUS	272	(36)	755	448
		650 MASS AVE NOTES	1,119	0	3,181	0
		CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	0	0	0

		TOTAL INTEREST INCOME	1,393	(34)	3,940	448

		GENERAL & ADMINISTRATIVE EXPENSES	(7,331)	(7,417)	(29,606)	(7,983)

		STOCK APPRECIATION RIGHT EXPENSE	0	0	0	0

See Footnotes on Page 14	Page 3 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd
		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY – FLOATING @ LIBOR + 1.05% to 1.70%	(8,615)	(9,910)	(4,738)	(1,408)	(1,086)
		NOTE PAYABLE, UNSECURED - 8.04%	0	0	0	0	0
		PERIMETER EXPO DEBT - 8.04%	(1,683)	(1,662)	(1,637)	(406)	(404)
		650 MASS AVE DEBT - 6.53%	(995)	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	(4,854)	(4,583)	(868)	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	0	0	(8,974)	(2,792)	(2,633)
		101 INDEPENDENCE CENTER DEBT - 8.22%	(3,893)	(3,827)	(3,755)	(926)	(921)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(724)	(710)	(696)	(172)	(171)
		101 SECOND STREET DEBT - 8.33%	(5,112)	(7,494)	(7,430)	(1,847)	(1,842)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(710)	(2,118)	(2,097)	(521)	(519)
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	0	(579)	(3,456)	(858)	(856)
		100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0
		200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0
		333 & 555 NORTH POINT CENTER DEBT - 7%	0	(384)	(2,282)	(565)	(563)
		THE AVENUE EAST COBB DEBT - 8.39%	(1,464)	(3,277)	(3,250)	(808)	(806)
		600 UNIVERSITY PARK DEBT - 7.38%	0	(492)	(1,042)	(259)	(258)
		CEDAR GROVE LAKES DEBT - 8%	0	0	(148)	(29)	(29)
		CALLAWAY GARDENS DEBT - 6%	0	0	(13)	(26)	40
		OTHER	(27)	(22)	(19)	(14)	(15)
		CAPITALIZED	15,285	9,712	5,934	1,567	1,858

		TOTAL INTEREST EXPENSE CONSOLIDATED	(12,792)	(25,346)	(34,471)	(9,064)	(8,205)

		LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,501)	0	0

		OTHER EXPENSES – CONTINUING OPERATIONS:
		PROPERTY TAXES	(40)	(619)	(675)	(185)	(218)
		MINORITY INTEREST EXPENSE	(2,931)	(2,709)	(2,384)	(485)	(328)
		PREDEVELOPMENT & OTHER	(646)	(708)	(1,558)	(420)	(518)

		TOTAL OTHER EXPENSES	(3,617)	(4,036)	(4,617)	(1,090)	(1,064)

(F	)	OTHER EXPENSES – DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(804)	(2,264)	(2,952)	(725)	(729)
		MINORITY INTEREST EXPENSE	(509)	(907)	(915)	(226)	(143)

		TOTAL OTHER EXPENSES – DISCONTINUED OPERATIONS	(1,313)	(3,171)	(3,867)	(951)	(872)

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	1,145	691	(1,526)	(249)	(537)
(F	)	DISCONTINUED OPERATIONS (1)	(31)	(136)	(139)	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	1,114	555	(1,665)	(249)	(537)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(1,099)	(2,166)	(2,148)	(571)	(602)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(1,099)	(2,166)	(2,148)	(571)	(602)

(I	)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(1,164)	(95)	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003 3rd	2003 4th	2003	2004 1st
		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(423)	(403)	(3,320)	(472)
		NOTE PAYABLE, UNSECURED - 8.04%	(141)	(457)	(598)	(489)
		PERIMETER EXPO DEBT - 8.04%	(277)	0	(1,087)	0
		650 MASS AVE DEBT - 6.53%	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	(2,652)	(2,641)	(10,718)	(2,605)
		101 INDEPENDENCE CENTER DEBT - 8.22%	(916)	(910)	(3,673)	(905)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(170)	(169)	(682)	(168)
		101 SECOND STREET DEBT - 8.33%	(1,838)	(1,833)	(7,360)	(1,828)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(518)	(516)	(2,074)	(515)
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(854)	(851)	(3,419)	(849)
		100 NORTH POINT CENTER EAST DEBT - 7.86%	0	(79)	(79)	(232)
		200 NORTH POINT CENTER EAST DEBT - 7.86%	0	(70)	(70)	(205)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(560)	(558)	(2,246)	(556)
		THE AVENUE EAST COBB DEBT - 8.39%	(804)	(802)	(3,220)	(800)
		600 UNIVERSITY PARK DEBT - 7.38%	(257)	(258)	(1,032)	(256)
		CEDAR GROVE LAKES DEBT - 8%	58	0	0	0
		CALLAWAY GARDENS DEBT - 6%	0	0	14	0
		OTHER	(13)	(13)	(55)	(7)
		CAPITALIZED	2,944	3,314	9,683	3,340

		TOTAL INTEREST EXPENSE CONSOLIDATED	(6,421)	(6,246)	(29,936)	(6,547)

		LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0

		OTHER EXPENSES – CONTINUING OPERATIONS:
		PROPERTY TAXES	(149)	(216)	(768)	(166)
		MINORITY INTEREST EXPENSE	(397)	(658)	(1,868)	(398)
		PREDEVELOPMENT & OTHER	(181)	(558)	(1,677)	(226)

		TOTAL OTHER EXPENSES	(727)	(1,432)	(4,313)	(790)

(F	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(455)	(190)	(2,099)	(189)
		MINORITY INTEREST EXPENSE	0	0	(369)	0

		TOTAL OTHER EXPENSES – DISCONTINUED OPERATIONS	(455)	(190)	(2,468)	(189)

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(231)	(1,579)	(2,596)	(836)
(F	)	DISCONTINUED OPERATIONS (1)	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(231)	(1,579)	(2,596)	(836)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(668)	(670)	(2,511)	(635)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(668)	(670)	(2,511)	(635)

(I	)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	0	0	0	0

See Footnotes on Page 14	Page 4 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd
(G	)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
		WILDWOOD ASSOCIATES	8,634	9,724	10,870	2,517	2,192
		WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(551)	0
		CP VENTURE TWO LLC	2,463	2,435	2,274	526	513
		CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0
		COUSINS LORET VENTURE, L.L.C.	3,425	3,798	3,653	771	812
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	956	1,038	1,120	303	300
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	228	279	350	66	120
		TEN PEACHTREE PLACE ASSOCIATES	361	277	(488)	30	516
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,544	14,614	15,368	3,978	3,989
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	1,202	3,878	3,998	1,006	1,007
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	0	756	3,180	840	856
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	762	620	1,208	302	302
		CRAWFORD LONG - CPI, LLC	0	0	1,728	628	511
		OTHER	1,741	158	0	0	0

		TOTAL SHARE OF JOINT VENTURE FFO	34,316	37,577	43,261	10,416	11,118

		PREFERRED STOCK DIVIDENDS	0	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS	97,299	108,122	113,366	46,528	27,028

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	11,937	23,496	6,254	1,003	90,956
(H	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(564)	(2,011)	(2,143)	0	0
		DISCONTINUED OPERATIONS	0	0	1,174	0	43,012

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	11,373	21,485	5,285	1,003	133,968

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(26,132)	(35,133)	(44,167)	(13,615)	(11,894)
(I	)	MINORITY INTEREST SHARE	1,164	95	0	0	0
(F,I	)	DISCONTINUED OPERATIONS	(5,554)	(7,353)	(8,072)	(1,890)	(922)
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(15,542)	(16,400)	(18,540)	(4,432)	(4,680)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(46,064)	(58,791)	(70,779)	(19,937)	(17,496)

		CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(566)	0	0	0	0

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	62,043	70,815	47,872	27,594	143,500

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003 3rd	2003 4th	2003	2004 1st
(G	)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
		WILDWOOD ASSOCIATES	2,205	3,137	10,051	2,105
		WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0
		CP VENTURE TWO LLC	532	509	2,080	520
		CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(985)	0
		COUSINS LORET VENTURE, L.L.C.	818	841	3,242	869
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	309	291	1,203	333
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	90	89	365	73
		TEN PEACHTREE PLACE ASSOCIATES	466	527	1,539	482
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	3,917	3,905	15,789	3,904
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	1,007	82	3,102	445
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	856	860	3,412	856
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	302	302	1,208	302
		CRAWFORD LONG - CPI, LLC	262	284	1,685	311
		OTHER	0	0	0	924

		TOTAL SHARE OF JOINT VENTURE FFO	10,764	9,842	42,140	11,124

		PREFERRED STOCK DIVIDENDS	(1,421)	(1,937)	(3,358)	(1,938)

		FFO AVAILABLE TO COMMON STOCKHOLDERS	25,450	25,959	124,965	26,995

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	2,178	6,421	100,558	2,066
(H	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(1,947)	(5,323)	(7,270)	(1,967)
		DISCONTINUED OPERATIONS	50,386	61	93,459	648

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	50,617	1,159	186,747	747

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(11,812)	(10,616)	(47,937)	(11,743)
(I	)	MINORITY INTEREST SHARE	0	0	0	0
(F,I	)	DISCONTINUED OPERATIONS	(415)	(480)	(3,707)	(432)
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(4,650)	(7,503)	(21,265)	(4,725)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(16,877)	(18,599)	(72,909)	(16,900)

		CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	0	0	0

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	59,190	8,519	238,803	10,842

See Footnotes on Page 14	Page 5 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,408	10,803	11,182	1,868	2,270	2,166	2,158	8,462	2,197
2500 WINDY RIDGE PARKWAY	4,760	5,037	4,992	1,184	1,190	1,157	1,142	4,673	1,069
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	9,708	11,462	12,217	2,914	2,888	2,901	4,478	13,181	2,571
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,441	3,458	3,803	960	965	965	961	3,851	960
4200 WILDWOOD PARKWAY (GE)	4,819	4,711	4,853	1,195	1,106	1,193	1,196	4,690	1,193
BANK/RESTAURANT GROUND LEASES	1,063	1,161	1,081	320	325	324	318	1,287	326

	34,199	36,632	38,128	8,441	8,744	8,706	10,253	36,144	8,316

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,947)	(4,754)	(4,546)	(1,106)	(1,095)	(1,084)	(1,074)	(4,359)	(1,064)
2500 DEBT - 7.45%	(1,769)	(1,708)	(1,642)	(400)	(395)	(390)	(386)	(1,571)	(381)
3200 DEBT - 8.23%	(5,600)	(5,524)	(5,389)	(1,322)	(1,310)	(1,299)	(1,287)	(5,218)	(1,275)
4100/4300 DEBT - 7.65%	(2,191)	(2,150)	(2,097)	(508)	(508)	(509)	(505)	(2,030)	(493)
4200 DEBT - 6.78%	(2,934)	(2,877)	(2,812)	(681)	(683)	(693)	(680)	(2,737)	(665)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	(1)	0	0	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0	0	0

	(17,442)	(17,014)	(16,486)	(4,017)	(3,991)	(3,975)	(3,932)	(15,915)	(3,878)

OTHER, NET	516	(169)	96	900	(75)	(89)	(258)	478	(102)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(6)	0	0	(11)	(12)	(12)	(10)	(45)	(8)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(1,101)	0	0	0	(1,101)	0

FUNDS FROM OPERATIONS	17,267	19,449	21,738	4,212	4,666	4,630	6,053	19,561	4,328
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,575)	(9,003)	(9,022)	(2,117)	(2,195)	(2,103)	(2,949)	(9,364)	(2,151)

NET INCOME	7,692	10,446	12,716	2,095	2,471	2,527	3,104	10,197	2,177

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	17,100	18,316	19,065	4,082	4,233	4,244	5,237	17,796	4,099
INTEREST EXPENSE	(8,721)	(8,507)	(8,243)	(2,009)	(1,997)	(1,988)	(1,966)	(7,960)	(1,939)
OTHER, NET	258	(85)	48	450	(38)	(45)	(129)	238	(51)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	0	0	(6)	(6)	(6)	(5)	(23)	(4)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(551)	0	0	0	(551)	0

FUNDS FROM OPERATIONS	8,634	9,724	10,870	1,966	2,192	2,205	3,137	9,500	2,105
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,788)	(4,502)	(4,512)	(1,059)	(1,097)	(1,052)	(1,474)	(4,682)	(1,076)

NET INCOME	3,846	5,222	6,358	907	1,095	1,153	1,663	4,818	1,029

See Footnotes on Page 14	Page 6 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,990	4,855	4,021	783	674	767	720	2,944	733
GRANDVIEW II	2,178	2,192	2,288	582	579	595	603	2,359	606
100 NORTH POINT CENTER EAST	2,077	2,213	1,456	330	323	416	170	1,239	6
200 NORTH POINT CENTER EAST	2,217	1,703	1,047	219	146	78	41	484	10

SUBTOTAL OFFICE	11,462	10,963	8,812	1,914	1,722	1,856	1,534	7,026	1,355

MEDICAL OFFICE:
PRESBYTERIAN MEDICAL PLAZA	881	902	912	234	233	233	238	938	240

RETAIL:
NORTH POINT MARKETCENTER	4,875	5,011	4,982	1,270	1,286	1,292	1,308	5,156	1,249
MANSELL CROSSING II	1,043	1,141	1,533	265	305	309	311	1,190	310
GREENBRIER MARKETCENTER	4,530	4,533	4,687	1,160	1,103	1,168	1,088	4,519	1,143
LOS ALTOS MARKETCENTER	2,822	2,797	2,974	743	744	729	760	2,976	753

SUBTOTAL RETAIL	13,270	13,482	14,176	3,438	3,438	3,498	3,467	13,841	3,455

TOTAL REVENUES LESS OPERATING EXPENSES	25,613	25,347	23,900	5,586	5,393	5,587	5,239	21,805	5,050

OTHER, NET	58	1	(52)	(55)	4	(1)	(19)	(71)	(19)

INTEREST EXPENSE:
NORTH POINT MARKET CENTER - 8.50%	(2,370)	(2,323)	(2,264)	(559)	(556)	(552)	(549)	(2,216)	(546)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,884)	(1,853)	(1,815)	(442)	(444)	(447)	(295)	(1,628)	0

TOTAL INTEREST EXPENSE	(4,254)	(4,176)	(4,079)	(1,001)	(1,000)	(999)	(844)	(3,844)	(546)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(8,567)	(8,567)	0

FUNDS FROM OPERATIONS	21,417	21,172	19,769	4,530	4,397	4,587	(4,191)	9,323	4,485
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(15,601)	(12,383)	(10,639)	(2,496)	(2,457)	(2,444)	(2,330)	(9,727)	(1,926)

NET INCOME	5,816	8,789	9,130	2,034	1,940	2,143	(6,521)	(404)	2,559

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,945	2,915	2,749	647	628	647	608	2,530	583
INTEREST EXPENSE	(489)	(480)	(470)	(115)	(115)	(115)	(97)	(442)	(63)
OTHER, NET	7	0	(5)	(6)	0	0	(2)	(8)	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(985)	(985)	0

FUNDS FROM OPERATIONS	2,463	2,435	2,274	526	513	532	(476)	1,095	520
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,794)	(1,424)	(1,223)	(287)	(283)	(281)	(268)	(1,119)	(222)

NET INCOME	669	1,011	1,051	239	230	251	(744)	(24)	298

See Footnotes on Page 14	Page 7 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,093	5,093	4,446	958	895	946	972	3,771	1,029
THE PINNACLE	8,830	9,652	9,986	2,352	2,492	2,448	2,459	9,751	2,455

TOTAL REVENUES LESS OPERATING EXPENSES	13,923	14,745	14,432	3,310	3,387	3,394	3,431	13,522	3,484
INTEREST EXPENSE	(7,268)	(7,192)	(7,109)	(1,764)	(1,758)	(1,753)	(1,747)	(7,022)	(1,741)
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0
OTHER, NET	194	46	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(17)	(4)	(4)	(4)	(4)	(16)	(4)

FUNDS FROM OPERATIONS	6,849	7,595	7,306	1,542	1,625	1,637	1,680	6,484	1,739
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,617)	(7,703)	(8,680)	(1,780)	(1,790)	(1,835)	(1,385)	(6,790)	(1,867)

NET INCOME	(768)	(108)	(1,374)	(238)	(165)	(198)	295	(306)	(128)

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	6,962	7,373	7,217	1,655	1,693	1,697	1,716	6,761	1,742
INTEREST EXPENSE	(3,634)	(3,596)	(3,555)	(882)	(879)	(877)	(873)	(3,511)	(871)
OTHER, NET	97	23	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(9)	(2)	(2)	(2)	(2)	(8)	(2)

FUNDS FROM OPERATIONS	3,425	3,798	3,653	771	812	818	841	3,242	869
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,809)	(3,852)	(4,383)	(890)	(895)	(918)	(692)	(3,395)	(933)

NET INCOME	(384)	(54)	(730)	(119)	(83)	(100)	149	(153)	(64)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES	3,554	3,571	3,661	948	938	952	909	3,747	988
INTEREST - 7.0%	(1,561)	(1,493)	(1,420)	(342)	(338)	(333)	(328)	(1,341)	(323)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	0	0	0	(1)	(1)	(2)	0

FUNDS FROM OPERATIONS	1,991	2,077	2,241	606	600	618	580	2,404	665
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(1,126)	(282)	(281)	(281)	(281)	(1,125)	(281)

NET INCOME	865	952	1,115	324	319	337	299	1,279	384

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,738	1,786	1,831	474	469	476	455	1,874	494
INTEREST EXPENSE	(781)	(747)	(711)	(171)	(169)	(167)	(164)	(671)	(161)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	(1)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	956	1,038	1,120	303	300	309	291	1,203	333
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(575)	(575)	(144)	(144)	(144)	(144)	(576)	(144)

NET INCOME	381	463	545	159	156	165	147	627	189

See Footnotes on Page 14	Page 8 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS – SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	456	558	696	131	240	179	177	727	146
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	456	558	696	131	240	179	177	727	146
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(395)	(691)	(829)	(34)	(171)	(171)	(171)	(547)	(171)

NET INCOME	61	(133)	(133)	97	69	8	6	180	(25)

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	228	279	350	66	120	90	89	365	73
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	228	279	350	66	120	90	89	365	73
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(198)	(346)	(415)	(17)	(85)	(86)	(86)	(274)	(86)

NET INCOME	30	(67)	(65)	49	35	4	3	91	(13)

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,886	2,569	(518)	128	1,097	988	1,111	3,324	1,078
INTEREST - 5.39%	(1,373)	(1,234)	(457)	(69)	(66)	(55)	(56)	(246)	(115)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(11)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,511	1,324	(975)	59	1,031	933	1,055	3,078	963
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(553)	(588)	(727)	(292)	(557)	(546)	(621)	(2,016)	(571)

NET INCOME	958	736	(1,702)	(233)	474	387	434	1,062	392

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	24%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,048	885	(259)	64	549	494	555	1,662	539
INTEREST EXPENSE	(686)	(606)	(229)	(34)	(33)	(28)	(28)	(123)	(57)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	(2)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	361	277	(488)	30	516	466	527	1,539	482
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(76)	(134)	(365)	(146)	(278)	(273)	(310)	(1,007)	(286)

NET INCOME	285	143	(853)	(116)	238	193	217	532	196

See Footnotes on Page 14	Page 9 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,088	29,227	30,735	7,956	7,977	7,834	7,810	31,577	7,813
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(6)

FUNDS FROM OPERATIONS	29,088	29,227	30,735	7,956	7,977	7,834	7,810	31,577	7,807
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,710)	(7,653)	(7,654)	(1,928)	(1,916)	(1,925)	(1,847)	(7,616)	(1,900)

NET INCOME	21,378	21,574	23,081	6,028	6,061	5,909	5,963	23,961	5,907

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,544	14,614	15,368	3,978	3,989	3,917	3,905	15,789	3,907
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(3)

FUNDS FROM OPERATIONS	14,544	14,614	15,368	3,978	3,989	3,917	3,905	15,789	3,904
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,931)	(3,903)	(3,904)	(983)	(977)	(982)	(943)	(3,885)	(969)

NET INCOME	10,613	10,711	11,464	2,995	3,012	2,935	2,962	11,904	2,935

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,403	7,756	7,994	2,012	2,013	2,014	163	6,202	891
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,403	7,756	7,994	2,012	2,013	2,014	163	6,202	891
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(720)	(2,224)	(2,211)	(571)	(553)	(554)	(5,880)	(7,558)	(702)

NET INCOME	1,683	5,532	5,783	1,441	1,460	1,460	(5,717)	(1,356)	189

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,202	3,878	3,998	1,006	1,007	1,007	82	3,102	445
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,202	3,878	3,998	1,006	1,007	1,007	82	3,102	445
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(371)	(1,282)	(1,274)	(327)	(319)	(319)	(2,982)	(3,947)	(393)

NET INCOME	831	2,596	2,724	679	688	688	(2,900)	(845)	52

See Footnotes on Page 14	Page 10 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	1,512	6,357	1,680	1,714	1,713	1,721	6,828	1,714
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(1)	(1)	(1)	(3)	(1)

FUNDS FROM OPERATIONS	0	1,512	6,357	1,680	1,713	1,712	1,720	6,825	1,713
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(738)	(1,949)	(451)	(487)	(488)	(488)	(1,914)	(493)

NET INCOME	0	774	4,408	1,229	1,226	1,224	1,232	4,911	1,220

COUSINS SHARE OF CPI/FSP I (2):		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	756	3,180	840	857	857	861	3,415	857
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(1)	(1)	(1)	(3)	(1)

FUNDS FROM OPERATIONS	0	756	3,180	840	856	856	860	3,412	856
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(382)	(1,062)	(255)	(257)	(266)	(266)	(1,044)	(268)

NET INCOME	0	374	2,118	585	599	590	594	2,368	588

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,486	10,763	21,126	5,263	5,260	5,251	5,249	21,023	5,248
INTEREST	(1,501)	(6,280)	(12,030)	(2,928)	(2,895)	(2,862)	(2,828)	(11,513)	(2,793)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(15)	4,483	9,096	2,335	2,365	2,389	2,421	9,510	2,455
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(578)	(4,715)	(5,928)	(1,505)	(1,509)	(1,511)	(1,512)	(6,037)	(1,522)

NET INCOME	(593)	(232)	3,168	830	856	878	909	3,473	933

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	762	620	1,208	302	302	302	302	1,208	302
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	762	620	1,208	302	302	302	302	1,208	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(25)	(8)	(8)	(8)	(8)	(32)	(8)

NET INCOME	762	620	1,183	294	294	294	294	1,176	294

See Footnotes on Page 14	Page 11 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	3,454	1,255	1,445	1,343	1,388	5,431	1,438
INTEREST - 5.9%	0	0	0	0	(424)	(820)	(818)	(2,062)	(815)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	3,454	1,255	1,021	523	570	3,369	623
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(1,530)	(606)	(648)	(620)	(633)	(2,507)	(632)

NET INCOME	0	0	1,924	649	373	(97)	(63)	862	(9)

COUSINS SHARE OF CRAWFORD LONG — CPI (2):			50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	1,728	628	723	672	694	2,717	719
INTEREST EXPENSE	0	0	0	0	(212)	(410)	(410)	(1,032)	(408)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,728	628	511	262	284	1,685	311
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(802)	(316)	(337)	(323)	(330)	(1,306)	(329)

NET INCOME	0	0	926	312	174	(61)	(46)	379	(18)

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	142	0	0	0	0	0	0	0	0
OTHER, NET	3,543	453	0	0	0	0	0	0	1,848
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(301)	(64)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,384	389	0	0	0	0	0	0	1,848
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	3,384	389	0	0	0	0	0	0	1,848

COUSINS SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	71	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0
OTHER, NET	1,896	206	0	0	0	0	0	0	924
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(226)	(48)	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,741	158	0	0	0	0	0	0	924
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	1,741	158	0	0	0	0	0	0	924

See Footnotes on Page 14	Page 12 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	773	1,743	1,952	544	1,055	605	995	3,199	2,105
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(20)
OTHER, NET	(95)	(23)	(3)	(13)	(7)	(20)	(22)	(62)	24

FUNDS FROM OPERATIONS	678	1,720	1,949	531	1,048	585	973	3,137	2,109
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	(11)

NET INCOME	678	1,720	1,949	531	1,048	585	973	3,137	2,098

COUSINS SHARE OF CL REALTY, LLC (2):				50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	197	259	245	701	610
OTHER, NET	0	0	0	(18)	(20)	(26)	(30)	(94)	(62)

FUNDS FROM OPERATIONS	0	0	0	(18)	177	233	215	607	548
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	(18)	177	233	215	607	548

See Footnotes on Page 14	Page 13 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL

FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
For the Quarter Ended March 31, 2004

	1q 2004 vs 4q 2003			1q 2004 vs 1q 2003
	Office	Retail	Total	Office	Retail	Total
Adjusted Rental Property Revenues (1)	0.2%	3.4%	0.6%	-0.3%	-0.5%	-0.4%
Rental Property Operating Expenses	-2.0%	-16.3%	-3.7%	1.9%	8.2%	2.6%
Adjusted Rental Property Revenues less Operating Expenses	1.4%	14.4%	2.7%	-1.4%	-3.6%	-1.7%

Cash Basis Rental Property Revenues (2)	-1.8%	3.4%	-1.2%	-0.8%	0.4%	-0.7%
Rental Property Operating Expenses	-2.0%	-16.3%	-3.7%	1.9%	8.2%	2.6%
Cash Basis Rental Property Revenues less Operating Expenses	-1.7%	14.5%	0.0%	-2.1%	-2.5%	-2.2%

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2004 Compared to Fourth Quarter 2003
(in thousands, except percentages)

	Same Property
	Office			Retail			Total
	4q 2003	1q 2004	% Change	4q 2003	1q 2004	% Change	4q 2003	1q 2004	% Change
RENTAL PROPERTY REVENUES	$47,152	$48,374		$5,776	$5,943		$52,928	$54,317
Less: LEASE TERMINATION FEES	809	2,103		161	139		970	2,242
INTER-COMPANY ACTIVITIES	110	(59)		0	0		110	(59)

ADJUSTED RENTAL PROPERTY REVENUES (1)	46,233	46,330	0.2%	5,615	5,804	3.4%	51,848	52,134	0.6%
RENTAL PROPERTY OPERATING EXPENSES	15,594	15,276	-2.0%	2,013	1,685	-16.3%	17,607	16,961	-3.7%

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$30,639	$31,054	1.4%	$3,602	$4,119	14.4%	$34,241	$35,173	2.7%

ADJUSTED RENTAL PROPERTY REVENUES (1)	$46,233	$46,330		$5,615	$5,804		$51,848	$52,134
Less: STRAIGHT-LINE RENTS	(550)	383		4	0		(546)	383
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0

CASH BASIS RENTAL PROPERTY REVENUES (2)	46,783	45,947	-1.8%	5,611	5,804	3.4%	52,394	51,751	-1.2%
RENTAL PROPERTY OPERATING EXPENSES	15,594	15,276	-2.0%	2,013	1,685	-16.3%	17,607	16,961	-3.7%

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$31,189	$30,671	-1.7%	$3,598	$4,119	14.5%	$34,787	$34,790	0.0%

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$47,152	$48,374		$5,776	$5,943		$52,928	$54,317
RENTAL PROPERTY OPERATING EXPENSES	15,594	15,276		2,013	1,685		17,607	16,961

	$31,558	$33,098		$3,763	$4,258		$35,321	$37,356

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)
DISCONTINUED OPERATIONS (4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-Same		All Properties
	4q 2003	1q 2004	4q 2003	1q 2004
RENTAL PROPERTY REVENUES	$1,194	$2,397	$54,122	$56,714
Less: LEASE TERMINATION FEES	0	0	970	2,242
INTER-COMPANY ACTIVITIES	0	0	110	(59)

ADJUSTED RENTAL PROPERTY REVENUES (1)	1,194	2,397	53,042	54,531
RENTAL PROPERTY OPERATING EXPENSES	409	903	18,016	17,864

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$785	$1,494	$35,026	$36,667

ADJUSTED RENTAL PROPERTY REVENUES (1)	$1,194	$2,397	$53,042	$54,531
Less: STRAIGHT-LINE RENTS	16	188	(530)	571
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(52)	(187)	(52)	(187)

CASH BASIS RENTAL PROPERTY REVENUES (2)	1,230	2,396	53,624	54,147
RENTAL PROPERTY OPERATING EXPENSES	409	903	18,016	17,864

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$821	$1,493	$35,608	$36,283

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$1,194	$2,397	$54,122	$56,714
RENTAL PROPERTY OPERATING EXPENSES	409	903	18,016	17,864

	$785	$1,494	$36,106	$38,850

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)			$20,702	$24,102
DISCONTINUED OPERATIONS (4)			900	988
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)			14,504	13,760

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES			$36,106	$38,850

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2004 Compared to First Quarter 2003
(In thousands, except percentages)

	Same Property
	Office			Retail
	1q 2003	1q 2004	% Change	1q 2003	1q 2004	% Change
RENTAL PROPERTY REVENUES	$42,625	$44,598		$6,878	$5,943
Less: LEASE TERMINATION FEES	61	2,103		1,046	139
INTER-COMPANY ACTIVITIES	(139)	(59)		0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	42,703	42,554	-0.3%	5,832	5,804	-0.5%
RENTAL PROPERTY OPERATING EXPENSES	13,607	13,871	1.9%	1,557	1,685	8.2%

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$29,096	$28,683	-1.4%	$4,275	$4,119	-3.6%

ADJUSTED RENTAL PROPERTY REVENUES (1)	$42,703	$42,554		$5,832	$5,804
Less: STRAIGHT-LINE RENTS	132	335		50	0
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0

CASH BASIS RENTAL PROPERTY REVENUES (2)	42,571	42,219	-0.8%	5,782	5,804	0.4%
RENTAL PROPERTY OPERATING EXPENSES	13,607	13,871	1.9%	1,557	1,685	8.2%

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$28,964	$28,348	-2.1%	$4,225	$4,119	-2.5%

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$42,625	$44,598		$6,878	$5,943
RENTAL PROPERTY OPERATING EXPENSES	13,607	13,871		1,557	1,685

	$29,018	$30,727		$5,321	$4,258

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
OPERATING PROPERTIES (3)
DISCONTINUED OPERATIONS (4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Same Property
	Total			Non-Same		All Properties
	1q 2003	1q 2004	% Change	1q 2003	1q 2004	1q 2003	1q 2004
RENTAL PROPERTY REVENUES	$49,503	$50,541		$31,593	$6,173	$81,096	$56,714
Less: LEASE TERMINATION FEES	1,107	2,242		20,000	0	21,107	2,242
INTER-COMPANY ACTIVITIES	(139)	(59)		0	0	(139)	(59)

ADJUSTED RENTAL PROPERTY REVENUES (1)	48,535	48,358	-0.4%	11,593	6,173	60,128	54,531
RENTAL PROPERTY OPERATING EXPENSES	15,164	15,556	2.6%	3,184	2,308	18,348	17,864

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$33,371	$32,802	-1.7%	$8,409	$3,865	$41,780	$36,667

ADJUSTED RENTAL PROPERTY REVENUES (1)	$48,535	$48,358		$11,593	$6,173	$60,128	$54,531
Less: STRAIGHT-LINE RENTS	182	335		326	236	508	571
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	(187)	0	(187)

CASH BASIS RENTAL PROPERTY REVENUES (2)	48,353	48,023	-0.7%	11,267	6,124	59,620	54,147
RENTAL PROPERTY OPERATING EXPENSES	15,164	15,556	2.6%	3,184	2,308	18,348	17,864

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$33,189	$32,467	-2.2%	$8,083	$3,816	$41,272	$36,283

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$49,503	$50,541		$31,593	$6,173	$81,096	$56,714
RENTAL PROPERTY OPERATING EXPENSES	15,164	15,556		3,184	2,308	18,348	17,864

	$34,339	$34,985		$28,409	$3,865	$62,748	$38,850

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
OPERATING PROPERTIES (3)						$42,647	$24,102
DISCONTINUED OPERATIONS (4)						6,359	988
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)						13,742	13,760

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES						$62,748	$38,850

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of March 31, 2004
($ in thousands)

		Leased
	Total	GLA (%)	Venture	Cousins’
Project	GLA	(fully executed)	Partner	Ownership %
OFFICE & MEDICAL OFFICE
Frost Bank Tower (2)	525,000	61%	N/A	100%
(Austin, TX)
Inhibitex	51,000	100%	N/A	100%
(Atlanta, GA)

TOTAL OFFICE & MEDICAL OFFICE	576,000

RETAIL
The Avenue West Cobb (2)	205,000	95%	N/A	100%
(Atlanta, GA)
The Shops of Lake Tuscaloosa (2)	62,000	85%	N/A	100%
(Tuscaloosa, AL)
The Avenue Viera	333,000	36%	N/A	100%
(Viera, FL)
Hanover Square South	71,000	27%	N/A	100%
(Richmond, VA)

TOTAL RETAIL	671,000

Accumulated Depreciation on Partially Operational Properties	—

TOTAL PORTFOLIO	1,247,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Actual or
		Cousins’	Cousins’	Projected Dates
	Approximate	Share of	Investment	for Completion and
Project	Total Cost	Total Costs	@ 3/31/04	Fully Operational
OFFICE & MEDICAL OFFICE
Frost Bank Tower (2)	$142,700	$142,700	$113,386	const. - 4Q-03
(Austin, TX)				fully operational 1Q-05
Inhibitex	7,000	7,000	465	const. - 2Q-05
(Atlanta, GA)				fully operational 2Q-05

TOTAL OFFICE & MEDICAL OFFICE	149,700	149,700	113,851

RETAIL
The Avenue West Cobb (2)	36,400	36,400	32,306	const. - 4Q-03
(Atlanta, GA)				fully operational 2Q-04
The Shops of Lake Tuscaloosa (2)	8,200	8,200	7,125	const. - 4Q-03
(Tuscaloosa, AL)				fully operational 2Q-04
The Avenue Viera	56,200	56,200	14,634	const. - 4Q-04
(Viera, FL)				fully operational 2Q-05
Hanover Square South	11,700	11,700	4,201	const. - 1Q-05
(Richmond, VA)				fully operational 4Q-05

TOTAL RETAIL	112,500	112,500	58,266

Accumulated Depreciation on Partially Operational Properties	—	—	(719)

TOTAL PORTFOLIO	$262,200	$262,200	$171,398

(1)	This schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

(2)	Partially Operational.

Note:	Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	March 31,	December 31,
	2004	2003
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $158,693 in 2004 and $162,955 in 2003	$616,897	$686,788
Operating properties held for sale, net of accumulated depreciation of $15,498 in 2004	71,611	—
Land held for investment or future development	18,690	17,435
Projects under construction	171,398	152,042
Residential lots under development	21,038	22,496

Total properties	899,634	878,761
CASH AND CASH EQUIVALENTS, at cost which approximates market	17,529	13,061
RESTRICTED CASH	3,755	3,661
NOTES AND OTHER RECEIVABLES	30,168	19,847
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	176,482	184,221
OTHER ASSETS, including goodwill of $15,696 in 2004 and 2003	43,958	40,863

TOTAL ASSETS	$1,171,526	$1,140,414

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$475,642	$497,981
NOTES PAYABLE - HELD FOR SALE PROPERTIES	57,440	—
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	29,674	29,909
DEPOSITS AND DEFERRED INCOME	5,113	5,341

TOTAL LIABILITIES	567,869	533,231

MINORITY INTERESTS	19,339	19,346

DEFERRED GAIN	8,962	9,060

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ INVESTMENT:
7.75% Series A cumulative redeemable preferred stock, $1 par value, $25 liquidation value; 20,000,000 shares authorized, 4,000,000 shares issued	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 51,687,815 and 51,526,647 shares issued	51,688	51,527
Additional paid-in capital	301,787	298,542
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	(5,376)	(5,803)
Cumulative undistributed net income	192,151	199,405

TOTAL STOCKHOLDERS’ INVESTMENT	575,356	578,777

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,171,526	$1,140,414

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2004

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
Property Description		Area	State	Square Feet	Interest	(12/31/03)		(3/31/04)
I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,253,000	50.00%	100%		100%
	One Ninety One Peachtree Tower	Atlanta		1,215,000	9.80%	96%		96%
	Inforum	Atlanta		983,000	100.00%	94%		95%
	3200 Windy Hill Road	Atlanta		694,000	50.00%	94%		94%
	2300 Windy Ridge Parkway	Atlanta		635,000	50.00%	86%		86%
	The Pinnacle	Atlanta		423,000	50.00%	98%		98%
	1155 Perimeter Center West	Atlanta		365,000	50.00%	99%		59%
	One Georgia Center	Atlanta		347,000	88.50%	79%		78%
	2500 Windy Ridge Parkway	Atlanta		316,000	50.00%	99%		99%
	Two Live Oak Center	Atlanta		279,000	50.00%	87%		87%
	Ten Peachtree Place	Atlanta		259,000	50.00%	100%		100%
	4200 Wildwood Parkway	Atlanta		256,000	50.00%	100%		100%
	3100 Windy Hill Road	Atlanta		188,000	100.00%	100%		100%
	555 North Point Center East	Atlanta		152,000	100.00%	53%		53%
	4300 Wildwood Parkway	Atlanta		150,000	50.00%	100%		100%
	615 Peachtree Street	Atlanta		148,000	100.00%	81%		81%
	200 North Point Center East	Atlanta		130,000	100.00%	38%		39%
	333 North Point Center East	Atlanta		129,000	100.00%	65%		65%
	100 North Point Center East	Atlanta		128,000	100.00%	68%		74%
	Galleria 75	Atlanta		114,000	100.00%	N/A		79%
	3301 Windy Ridge Parkway	Atlanta		107,000	100.00%	100%		100%
	4100 Wildwood Parkway	Atlanta		100,000	50.00%	100%		100%

			Georgia	8,371,000		90%		88%

	Lakeshore Park Plaza (a)	Birmingham		190,000	100.00%	87%		87%
	Grandview II	Birmingham		149,000	11.50%	100%		100%
	600 University Park Place (a)	Birmingham		123,000	100.00%	99%		99%

			Alabama	462,000		92%		92%

	Gateway Village	Charlotte		1,065,000	50.00%	100%		100%
	101 Independence Center	Charlotte		526,000	100.00%	99%		100%
	Wachovia Tower	Greensboro		324,000	11.50%	67%		69%

			North Carolina	1,915,000		98%		99%

	Frost Bank Tower	Austin		525,000	100.00%	55	%(b)	61	%(b)
	The Points at Waterview	Dallas		201,000	100.00%	96%		96%
	Austin Research Park - Building IV	Austin		184,000	50.00%	100%		100%
	Austin Research Park - Building III	Austin		174,000	50.00%	100%		100%

			Texas	1,084,000		98%		98%

	John Marshall-II	Washington, D.C.		224,000	50.00%	100%		100%
	333 John Carlyle	Washington, D.C.		153,000	100.00%	91%		91%
	1900 Duke Street	Washington, D.C.		97,000	100.00%	100%		100%

			Washington, D.C.	474,000		96%		96%

	101 Second Street (a)	San Francisco		387,000	100.00%	82%		82%
	55 Second Street (a)	San Francisco		379,000	100.00%	78%		79%

			California	766,000		80%		80%

	Total Commercial Office			13,072,000		91	%(c)	90	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2004

						Percent Leased
					Company's	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
Property Description		Area	State	Square Feet	Interest	(12/31/03)		(3/31/04)
	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000	50.00%	92%		93%
	Northside/Alpharetta II	Atlanta		198,000	100.00%	79%		80%
	Meridian Mark Plaza	Atlanta		160,000	100.00%	100%		100%
	Northside/Alpharetta I	Atlanta		103,000	100.00%	94%		92%
	AtheroGenics	Atlanta		51,000	100.00%	100%		100%
	Inhibitex	Atlanta		51,000	100.00%	N/A	(b)	100	%(b)

			Georgia	921,000		91%		91%

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%		100%

	Total Medical Office			990,000		91%	(c)	91%	(c)

	TOTAL OFFICE			14,062,000		91%	(c)	90%	(c)

II.	RETAIL
	North Point MarketCenter	Atlanta		401,000	11.50%	100%		100%
	The Avenue East Cobb	Atlanta		226,000	100.00%	100%		98%
	The Avenue West Cobb	Atlanta		205,000	100.00%	92	%(b)	95	%(e)
	The Avenue Peachtree City	Atlanta		182,000	88.50%	98	%(d)	98	%(d)
	Mansell Crossing Phase II	Atlanta		103,000	11.50%	100%		100%

			Georgia	1,117,000		99%		97%

	The Avenue of the Peninsula	Rolling Hills		374,000	100.00%	86%		81%
		Estates
	Los Altos MarketCenter	Long Beach		157,000	11.50%	100%		100%

			California	531,000		87%		82%

	The Avenue Viera	Viera		333,000	100.00%	27	%(b)	36	%(b)
	The Shops at World Golf Village	St. Augustine		80,000	50.00%	74%		74%

			Florida	413,000		74%		74%

	Greenbrier MarketCenter	Chesapeake		376,000	11.50%	100%		100%
	Hanover Square South	Richmond		71,000	100.00%	N/A	(b)	27	%(b)

			Virginia	447,000		100%		100%

	The Shops of Lake Tuscaloosa	Tuscaloosa	Alabama	62,000	100.00%	85	%(b)	85	%(b)

	TOTAL RETAIL			2,570,000 (f)		93%	(c)	91%	(c)

	TOTAL PORTFOLIO			16,632,000		91%	(c)	90%	(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2004

		Company	Weighted	Percent Leased (Fully Executed)
		Share of	Average
	Rentable	Rentable	Ownership	Prior Quarter	Current Quarter
	Square Feet	Square Feet	%	(12/31/03)	(3/31/04)
SUMMARY BY TYPE
Commercial Office	13,072,000	8,329,000	78%	91%	90%
Medical Office	990,000	750,000	7%	91%	91%

Subtotal	14,062,000	9,079,000	85%	91%	90%
Retail	2,570,000	1,591,000	15%	93%	91%

TOTAL	16,632,000	10,670,000	100%	91%	90%	(c	)

SUMMARY BY STATE
Georgia	10,409,000	6,262,000	59%	91%	89%
California	1,297,000	1,158,000	11%	82%	81%
North Carolina	1,984,000	1,104,000	10%	98%	99%
Texas	1,084,000	905,000	8%	98%	98%
Alabama	524,000	392,000	4%	92%	92%
Washington, D.C.	474,000	362,000	3%	96%	96%
Virginia	447,000	114,000	1%	100%	100%
Florida	413,000	373,000	3%	74%	74%

TOTAL	16,632,000	10,670,000	100%	91%	90%	(c	)

(a)	This project is owned through joint ventures with third parties, and a portion of the upside is shared with the other venturer.

(b)	Under construction and/or in lease-up.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower.

(d)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in rentable square feet for the property, but excluded from percent leased calculations.

(e)	The Avenue West Cobb is included in total leased percentage for the current quarter as it has been substantially leased. It is also considered a project under construction per GAAP and is categorized as such on the consolidated Balance Sheet.

(f)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is currently under construction in Deerfied, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of March 31, 2004

		Percentage of Total Portfolio at	Average Remaining
	Tenant (1)	the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	12.1%	8.9
2.	IBM	4.6%	2.9
3.	BellSouth	2.9%	5.5
4.	Charles Schwab & Co., Inc.	1.9%	7.9
5.	Northside Hospital	1.8%	9.8
6.	General Electric Company	1.8%	8.1
7.	Thelen, Reid & Priest LLP	1.4%	8.0
8.	Paul Hastings	1.4%	11.0
9.	Ernst & Young U.S. LLP	1.4%	2.6
10.	Georgia Lottery Corporation	1.3%	9.3
11.	Georgia Pacific Corporation	1.3%	8.8
12.	A.T. Kearney, Inc.	1.2%	5.1
13.	AGL Services Company	1.2%	9.0
14.	Coca-Cola Enterprises Inc.	1.2%	14.8
15.	Troutman Sanders LLP	1.2%	3.2
16.	Booz-Allen Hamilton	1.2%	6.8
17.	Infinity Insurance Company	1.2%	0.8
18.	Internap Network Services	1.2%	16.1
19.	Mirant Corporation	1.1%	2.8
20.	Indus International, Inc.	1.1%	8.0
21.	Bombardier Aerospace Corporation	1.0%	8.9
22.	Lockwood Greene Engineers	1.0%	0.2
23.	KPMG LLP	1.0%	10.0
24.	Robinson Bradshaw & Hinson	0.9%	10.8
25.	SouthTrust Bank of Georgia	0.9%	0.1

	Total leased square feet of Top 25 Largest Tenants	47.3%	7.3

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Community Tracts (2))
As of March 31, 2004

				Company's
		Developable	Joint Venture	Ownership
Description and Location	Zoned Use	Land Area (3)	Partner	Interest
Wildwood Office Park	Office and Commercial	68	N/A	100%
Suburban Atlanta, GA	Office and Commercial	32	IBM	50%
North Point Land (4) Suburban Atlanta, GA	Office and Commercial-East Side	13	N/A	100%
(Georgia Highway 400 & Haynes Bridge Road)	Office and Commercial-West Side	159	N/A	100%
Ridenour Suburban Atlanta, GA	Office and Commercial	8	N/A	100%
Salem Road Station Suburban Atlanta, GA	Retail Outparcel	2	N/A	100%
Avenue West Cobb Suburban Atlanta, GA	Residential (5)	8	N/A	100%
The Shops of Lake Tuscaloosa Tuscaloosa, AL	Retail Outparcel	1	N/A	100%
Hanover Square South Richmond, VA	Retail Outparcels	6	N/A	100%
Temco Associates		See Notes	Temple-Inland
Suburban Atlanta, GA	Residential and Commercial	(2) and (7)	Inc. (6)	50%

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Community Tracts (2))
As of March 31, 2004

(1)	The following properties include adjacent building pads, the basis of which are included in the basis of each of these operating properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership Interest	Square Footage
Ten Peachtree Place	50%	400,000
101 Independence Center	100%	400,000
One Georgia Center	100%	300,000
Austin Research Park	50%	175,000
The Points at Waterview	100%	60,000

(2)	Certain residential communities have adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. See the Inventory of Residential Lots Under Development schedule for a detail of such land.

(3)	In acres, based upon management’s current estimates.

(4)	The North Point property is located both east and west of Georgia Highway 400. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1998. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land on the west side has been rezoned to mixed use to include residential as well as office and commercial. The Company sold 11 and 42 acres of land on the west side in the quarters ended March 31, 2004 and December 31, 2003, respectively, and transferred 4 acres in March 2004 for the construction of the Inhibitex building.

(5)	The Company plans to rezone this land in the future.

(6)	Joint venture partner is an affiliate of the entity shown.

(7)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 7,000 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,173 per acre at January 1, 2004, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

	Three Months Ended	Year Ended December 31,
	3/31/2004	2003	2002
Acres purchased and simultaneously sold	71	97	607
Acres purchased and held under option for third parties	—	—	78
Acres held under option or for sale or future development subsequently sold	149	10	-
Acres purchased by Temco for residential developments	—	21	910
Acres purchased for sale or future development	—	149	-

Total option acres exercised	220	277	1,595

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2004

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land Tracts
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove	2001	10	906	117	22	22	338	568	82
Fulton County Suburban Atlanta, GA
Longleaf at Callaway (3)	2002	5	138	38	5	5	24	114	0
Harris County Pine Mountain, GA
River’s Call	2000	10	108	32	13	13	38	70	0
East Cobb County Suburban Atlanta, GA

Total 100% owned			1,152	187	40	40	400	752	82

Temco Associates (50% owned) (4)
Bentwater	1999	10	1,660	185	57	57	1,247	413	1
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	9	1,386	264	81	81	94	1,292	0
Paulding County Suburban Atlanta, GA
Seven Hills at Bentwater	2003	8	1,084	5	21	21	21	1,063	1,081
Paulding County Suburban Atlanta, GA

Total Temco			4,130	454	159	159	1,362	2,768	1,082

CL Realty, L.L.C. (50% owned) (4)
Creekside Oaks	2003	6	305	37	40	40	40	265	0
Manatee County Bradenton, FL
Hidden Lakes	2003	2	89	1	5	5	46	43	0
Tarrant County Dallas, TX
Long Meadow Farms (37.5% owned)	2003	10	2,707	0	0	0	0	2,707	109
Fort Bend County Houston, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of March 31, 2004

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land Tracts
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
CL Realty, L.L.C. (continued)
Manatee River Plantation	2003	5	460	0	0	0	0	460	0
Manatee County Tampa, FL
McKinney Village Park (60% owned)	2003	4	564	0	0	0	0	564	8
Collin County McKinney, TX
Stillwater Canyon	2003	4	336	88	17	17	39	297	0
Dallas County DeSota, TX
Stonebridge (10% owned)	2003	4	622	0	0	0	0	622	0
Coweta County Newnan, GA
Summer Creek Ranch	2003	10	2,508	157	96	96	224	2,284	363
Dallas County Dallas, TX
Summer Lakes	2003	5	1,160	0	0	0	0	1,160	46
Fort Bend County Rosenberg, TX

Total CL Realty			8,751	283	158	158	349	8,402	526

Total			14,033	924	357	357	2,111	11,922	1,690

Company Share of Total			6,181	523	188	188	1,244	4,937	850

Company Weighted Average Ownership			44%	57%	53%	53%	59%	41%	50%

(1)	This estimate represents the total projected development capacity for a community on both owned land and land expected to be purchased for development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	This estimate represents the acreage of both owned land and land under option that is intended to be sold to third parties in tracts for residential, multi-family or commercial development.

(3)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold as is the case with the Company’s other residential developments. As of March 31, 2004, no houses have been sold.

(4)	CREC owns 50% of both Temco Associates (“Temco”) and CL Realty, L.L.C. (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for a description of Temco and CL Realty.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2004

OFFICE

As of March 31, 2004, the Company’s office portfolio included 35 commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2004. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring (1)	170,696	281,757	443,463	203,188	457,880	577,843
% of Leased Space	5%	8%	12%	6%	13%	16%
Annual Contractual Rent (000’s) (3)	$2,999	$4,689	$7,140	$3,465	$9,068	$10,017
Annual Contractual Rent/Sq. Ft. (3)	$17.57	$16.64	$16.10	$17.06	$19.81	$17.33
Joint Venture:
Square Feet Expiring (1)	346,159	491,521	590,615	811,357	223,972	501,376
% of Leased Space	5%	7%	9%	12%	3%	7%
Annual Contractual Rent (000’s) (3)	$4,267	$8,275	$10,506	$17,339	$3,644	$10,831
Annual Contractual Rent/Sq. Ft. (3)	$12.33	$16.83	$17.79	$21.37	$16.27	$21.60
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	411,103	491,152	731,640	611,767	560,984	826,421
% of Leased Space	6%	7%	11%	9%	8%	12%
Annual Contractual Rent (000’s) (3)	$5,640	$8,189	$12,261	$12,177	$10,723	$15,363
Annual Contractual Rent/Sq. Ft. (3)	$13.72	$16.67	$16.76	$19.90	$19.12	$18.59

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring (1)	321,714	89,946	361,849	697,814	3,606,150 (2)
% of Leased Space	9%	2%	10%	19%	100%
Annual Contractual Rent (000’s) (3)	$8,394	$1,433	$11,145	$16,662	$75,012
Annual Contractual Rent/Sq. Ft. (3)	$26.09	$15.93	$30.80	$23.88	$20.80
Joint Venture:
Square Feet Expiring (1)	184,762	244,171	1,386,645	1,926,431	6,707,009 (4)
% of Leased Space	3%	4%	21%	29%	100%
Annual Contractual Rent (000’s) (3)	$4,205	$4,868	$31,127	$36,825	$131,887
Annual Contractual Rent/Sq. Ft. (3)	$22.76	$19.94	$22.45	$19.12	$19.66
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	381,088	215,486	1,054,202	1,636,920	6,920,763
% of Leased Space	6%	3%	15%	23%	100%
Annual Contractual Rent (000’s) (3)	$9,871	$3,869	$26,708	$34,643	$139,443
Annual Contractual Rent/Sq. Ft. (3)	$25.90	$17.96	$25.33	$21.16	$20.15

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of March 31, 2004 out of approximately 4,135,000 total rentable square feet.

(3)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(4)	Rentable square feet leased as of March 31, 2004 out of approximately 7,197,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2004

MEDICAL OFFICE

As of March 31, 2004, the Company’s medical office portfolio included six medical office buildings, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these medical office properties was approximately eight years as of March 31, 2004. The medical office properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring	29,215	25,091	15,272	29,830	41,075	128,177
% of Leased Space	6%	5%	3%	6%	9%	29%
Annual Contractual Rent (000’s) (2)	$629	$443	$260	$637	$900	$2,596
Annual Contractual Rent/Sq. Ft. (2)	$21.53	$17.66	$17.03	$21.34	$21.91	$20.25
Joint Venture:
Square Feet Expiring	—	3,445	—	68,996	1,178	27,269
% of Leased Space	0%	1%	0%	17%	0%	7%
Annual Contractual Rent (000’s) (2)	$—	$56	$—	$1,263	$24	$609
Annual Contractual Rent/Sq. Ft. (2)	$—	$16.40	$—	$18.31	$20.01	$22.34
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	29,215	25,487	15,272	54,797	41,664	141,812
% of Leased Space	5%	4%	2%	9%	7%	22%
Annual Contractual Rent (000’s) (2)	$629	$450	$260	$1,109	$912	$2,900
Annual Contractual Rent/Sq. Ft. (2)	$21.53	$17.64	$17.03	$20.24	$21.88	$20.45

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring	18,397	30,354	2,010	144,975	464,396 (1)
% of Leased Space	4%	7%	0%	31%	100%
Annual Contractual Rent (000’s) (2)	$351	$810	$62	$3,368	$10,056
Annual Contractual Rent/Sq. Ft. (2)	$19.07	$26.68	$30.98	$23.23	$21.65
Joint Venture:
Square Feet Expiring	7,175	14,687	79,733	199,390	401,873 (3)
% of Leased Space	2%	4%	20%	49%	100%
Annual Contractual Rent (000’s) (2)	$155	$359	$1,642	$4,861	$8,970
Annual Contractual Rent/Sq. Ft. (2)	$21.59	$24.45	$20.59	$24.38	$22.32
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	21,985	37,698	26,283	244,670	638,881
% of Leased Space	3%	6%	4%	38%	100%
Annual Contractual Rent (000’s) (2)	$428	$989	$586	$5,798	$14,062
Annual Contractual Rent/Sq. Ft. (2)	$19.48	$26.25	$22.28	$23.70	$22.01

(1)	Rentable square feet leased as of March 31, 2004 out of approximately 512,000 total rentable square feet.

(2)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(3)	Rentable square feet leased as of March 31, 2004 out of approximately 427,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2004

RETAIL

As of March 31, 2004, the Company’s retail portfolio included nine retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of March 31, 2004. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring	22,338	81,713	65,007	14,568	11,796	27,148
% of Leased Space	3%	11%	9%	2%	2%	4%
Annual Contractual Rent (000’s) (2)	$351	$2,140	$1,595	$167	$349	$853
Annual Contractual Rent/Sq. Ft. (2)	$15.71	$26.19	$24.54	$11.48	$29.56	$31.44
Joint Venture:
Square Feet Expiring	23,000	50,695	162,790	79,004	55,721	41,155
% of Leased Space	2%	4%	13%	6%	5%	3%
Annual Contractual Rent (000’s) (2)	$509	$722	$2,167	$1,688	$1,106	$614
Annual Contractual Rent/Sq. Ft. (2)	$22.13	$14.25	$13.31	$21.37	$19.84	$14.92
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	25,558	89,083	103,957	47,955	52,855	36,958
% of Leased Space	2%	9%	10%	5%	5%	4%
Annual Contractual Rent (000’s) (2)	$424	$2,258	$2,325	$931	$1,176	$1,055
Annual Contractual Rent/Sq. Ft. (2)	$16.58	$25.35	$22.36	$19.41	$22.25	$28.56

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring	82,255	35,361	18,004	360,751	718,941 (1)
% of Leased Space	11%	5%	3%	50%	100%
Annual Contractual Rent (000’s) (2)	$2,104	$634	$564	$8,056	$16,815
Annual Contractual Rent/Sq. Ft. (2)	$25.58	$17.93	$31.35	$22.33	$23.39
Joint Venture:
Square Feet Expiring	103,151	142,866	236,849	365,860	1,261,091 (3)
% of Leased Space	8%	11%	19%	29%	100%
Annual Contractual Rent (000’s) (2)	$1,186	$2,232	$3,771	$6,193	$20,187
Annual Contractual Rent/Sq. Ft. (2)	$11.50	$15.62	$15.92	$16.93	$16.01
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	96,906	60,509	78,019	422,322	1,014,122
% of Leased Space	10%	6%	8%	42%	100%
Annual Contractual Rent (000’s) (2)	$2,290	$1,148	$1,748	$9,162	$22,517
Annual Contractual Rent/Sq. Ft. (2)	$23.63	$18.97	$22.41	$21.69	$22.20

(1)	Gross leasable area leased as of March 31, 2004 out of approximately 805,000 total gross leasable area.

(2)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(3)	Gross leasable area leased as of March 31, 2004 out of approximately 1,286,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
(A	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
		PER CASH FLOWS FROM INVESTING ACTIVITIES	215,958	140,346	88,127	22,498	20,493	25,856	40,911	109,758	40,894
		ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(50,784)	(74,539)	(58,504)	(18,061)	(16,490)	(21,514)	(30,366)	(86,431)	(22,687)
		ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(3,376)	(18,288)	(2,899)	(21)	(23)	(7)	(2,691)	(2,742)	(2,515)
		ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(6,688)	(13,964)	(12,000)	(1,881)	(2,681)	(4,317)	(2,185)	(11,064)	(2,281)
		PROPERTY ACQUISITIONS	(61,200)	0	0	0	0	0	0	0	(11,415)
		1ST GENERATION TI & LEASING FEES	(89,849)	(22,080)	(4,722)	(201)	(326)	2,058	(2,549)	(1,018)	(724)
		FURNITURE & FIXTURES	(688)	(6,916)	(2,002)	(377)	(508)	(312)	(313)	(1,510)	(407)

		CONSOLIDATED SECOND GENERATION RELATED COSTS	3,373	4,559	8,000	1,957	465	1,764	2,807	6,993	865
		SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,437	1,514	4,988	2,401	1,451	560	3,102	7,514	(126)

		2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507	739

		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	3,876	3,582	11,804	4,287	1,762	2,328	4,970	13,347	1,166
		SECOND GENERATION BUILDING IMPROVEMENTS	934	2,491	1,184	71	154	(4)	939	1,160	(427)

			4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507	739

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	3,239	3,292	11,348	3,873	1,728	1,978	4,778	12,357	1,143
		SECOND GENERATION BUILDING IMPROVEMENTS	907	2,484	888	22	116	(18)	818	938	(452)

			4,146	5,776	12,236	3,895	1,844	1,960	5,596	13,295	691

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	637	290	456	414	35	351	192	992	23
		SECOND GENERATION BUILDING IMPROVEMENTS	27	7	296	49	37	13	121	220	25

			664	297	752	463	72	364	313	1,212	48

			4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507	739

(B	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	485,085	585,275	669,792	686,011	524,883	478,134	497,981	497,981	533,082
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	256,292	275,913	265,854	263,329	288,265	288,761	285,657	285,657	294,090

		TOTAL DEBT INCLUDING SHARE OF JV’S	741,377	861,188	935,646	949,340	813,148	766,895	783,638	783,638	827,172
		SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (1)	(70,309)	(94,685)	(90,766)	(89,746)	(88,711)	(87,658)	(86,588)	(86,588)	(85,542)

		ADJUSTED DEBT	671,068	766,503	844,880	859,595	724,437	679,237	697,050	697,050	741,630

		RECOURSE DEBT	174,522	154,018	160,443	178,239	18,842	20,783	20,697	20,697	57,555
		NON-RECOURSE DEBT	496,546	612,485	684,437	681,356	705,595	658,454	676,353	676,353	684,075

		ADJUSTED DEBT	671,068	766,503	844,880	859,595	724,437	679,237	697,050	697,050	741,630

(1)	The Charlotte Gateway Village (“Gateway”) debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousand)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
(C	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	12,792	25,346	34,471	9,064	8,205	6,421	6,246	29,936	6,547
		DISCONTINUED OPERATIONS INTEREST EXPENSE	804	2,264	2,174	725	729	455	190	2,099	189
		SHARE OF JOINT VENTURE INTEREST EXPENSE	14,311	13,936	13,208	3,211	3,405	3,585	3,538	13,739	3,519

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	27,907	41,546	49,853	13,000	12,339	10,461	9,974	45,774	10,255

(D	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	27,907	41,546	49,853	13,000	12,339	10,461	9,974	45,774	10,255
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	4,734	5,721	7,632	1,606	1,720	1,736	1,800	6,862	1,789
		SHARE OF JOINT VENTURES	4,252	4,696	6,140	1,506	1,528	1,641	1,670	6,345	1,697
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	147	613	839	214	208	83	82	587	87
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	37,052	52,588	64,476	16,329	15,798	13,924	13,529	59,580	13,831
		PREFERRED STOCK DIVIDENDS	0	0	0	0	0	1,421	1,937	3,358	1,938

		TOTAL FIXED CHARGES (including Preferred Dividends)	37,052	52,588	64,476	16,329	15,798	15,345	15,466	62,938	15,769

(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	89,079	112,163	132,853	52,337	32,092	31,903	31,725	148,057	35,105
		RENTAL PROPERTY OPERATING EXPENSES	(26,850)	(34,771)	(38,895)	(9,690)	(10,348)	(10,558)	(11,023)	(41,619)	(11,003)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	62,229	77,392	93,958	42,647	21,744	21,345	20,702	106,438	24,102

(F	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	24,907	33,306	35,819	8,676	7,812	2,795	1,511	20,794	1,594
		RENTAL PROPERTY OPERATING EXPENSES	(6,566)	(9,214)	(10,241)	(2,317)	(2,046)	(902)	(611)	(5,876)	(606)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	18,341	24,092	25,578	6,359	5,766	1,893	900	14,918	988
		INTEREST EXPENSE	(804)	(2,264)	(2,952)	(725)	(729)	(455)	(190)	(2,099)	(189)
		MINORITY INTEREST EXPENSE	(509)	(907)	(915)	(226)	(143)	0	0	(369)	0
		PROVISION FOR INCOME TAXES	(31)	(136)	(139)	0	0	0	0	0	0

		FUNDS FROM OPERATIONS	16,997	20,785	21,572	5,408	4,894	1,438	710	12,450	799
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(5,554)	(7,353)	(8,072)	(1,890)	(922)	(415)	(480)	(3,707)	(432)

		NET INCOME FROM DISCONTINUED OPERATIONS	11,443	13,432	13,500	3,518	3,972	1,023	230	8,743	367

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousand)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
(G	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	46,600	51,422	56,435	13,742	14,570	14,403	14,504	57,219	13,760
		INTEREST EXPENSE	(14,311)	(13,936)	(13,208)	(3,211)	(3,405)	(3,585)	(3,538)	(13,739)	(3,499)
		OTHER, NET	2,258	144	43	444	(38)	(45)	(131)	230	873
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(231)	(53)	(9)	(8)	(9)	(9)	(8)	(34)	(10)
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	0	0	(551)	0	0	(985)	(1,536)	0

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	34,316	37,577	43,261	10,416	11,118	10,764	9,842	42,140	11,124
		RESIDENTIAL LOT AND TRACT FFO	678	1,720	1,949	513	1,225	818	1,188	3,744	2,657

		FUNDS FROM OPERATIONS	34,994	39,297	45,210	10,929	12,343	11,582	11,030	45,884	13,781
		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(15,542)	(16,400)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)	(21,265)	(4,725)

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	19,452	22,897	26,670	6,497	7,663	6,932	3,527	24,619	9,056

(H	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND
		COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		TRACT SALES	0	0	547	0	0	600	0	600	0
		LOT SALES	13,951	6,682	8,579	3,928	1,612	2,233	4,572	12,345	3,888

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	13,951	6,682	9,126	3,928	1,612	2,833	4,572	12,945	3,888

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		TRACT COST OF SALES	0	0	352	0	0	480	0	480	0
		LOT COST OF SALES	11,684	5,910	6,957	3,231	1,368	1,366	3,577	9,542	2,490

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	11,684	5,910	7,309	3,231	1,368	1,846	3,577	10,022	2,490

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	564	2,011	2,143	0	0	1,947	5,323	7,270	1,967

		RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	2,831	2,783	3,960	697	244	2,934	6,318	10,193	3,365

		SUMMARY:
		TRACT SALES NET OF COS — WHOLLY OWNED	564	2,011	2,338	0	0	2,067	5,323	7,390	1,967
		LOT SALES NET OF COS — WHOLLY OWNED	2,267	772	1,622	697	244	867	995	2,803	1,398

		TOTAL WHOLLY OWNED SALES, NET	2,831	2,783	3,960	697	244	2,934	6,318	10,193	3,365

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		TRACT SALES LESS COST OF SALES	773	1,098	671	0	430	42	0	472	991
		LOT SALES LESS COST OF SALES	0	645	1,281	544	822	822	1,240	3,428	1,724
		INTEREST EXPENSE	0	0	0	0	0	0	0	0	(20)
		OTHER — JOINT VENTURE	(95)	(23)	(3)	(31)	(27)	(46)	(52)	(156)	(38)

		TRACT AND LOT SALES, NET — SHARE OF JOINT VENTURES	678	1,720	1,949	513	1,225	818	1,188	3,744	2,657

		TOTAL RESIDENTIAL LOT/TRACT FFO	3,509	4,503	5,909	1,210	1,469	3,752	7,506	13,937	6,022

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousand)

		RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003	2004 1st
(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	26,132	35,133	44,167	13,615	11,894	11,812	10,616	47,937	11,743
		DISCONTINUED OPERATIONS	5,554	7,353	8,072	1,890	922	415	480	3,707	432

			31,686	42,486	52,239	15,505	12,816	12,227	11,096	51,644	12,175
		SHARE OF JOINT VENTURES	15,542	16,400	18,540	4,432	4,680	4,650	7,503	21,265	4,725

		TOTAL REAL ESTATE RELATED	47,228	58,886	70,779	19,937	17,496	16,877	18,599	72,909	16,900

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	1,099	2,166	2,148	571	602	668	670	2,511	635
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0

			1,099	2,166	2,148	571	602	668	670	2,511	635
		SHARE OF JOINT VENTURES	231	53	9	8	9	9	8	34	10

		TOTAL NON-REAL ESTATE RELATED	1,330	2,219	2,157	579	611	677	678	2,545	645

		TOTAL DEPRECIATION AND AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454	17,545

		SUMMARY:
		CONSOLIDATED	27,231	37,299	46,315	14,186	12,496	12,480	11,286	50,448	12,378
		DISCONTINUED OPERATIONS	5,554	7,353	8,072	1,890	922	415	480	3,707	432

			32,785	44,652	54,387	16,076	13,418	12,895	11,766	54,155	12,810
		SHARE OF JOINT VENTURES	15,773	16,453	18,549	4,440	4,689	4,659	7,511	21,299	4,735

		TOTAL DEPRECIATION AND AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454	17,545
		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(1,164)	(95)	0	0	0	0	0	0	0

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	47,394	61,010	72,936	20,516	18,107	17,554	19,277	75,454	17,545

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	30,402	38,522	49,913	14,904	12,190	11,633	9,900	48,627	11,568
		SHARE OF JOINT VENTURES	14,825	15,656	17,762	4,182	4,230	4,232	7,065	19,709	4,152

			45,227	54,178	67,675	19,086	16,420	15,865	16,965	68,336	15,720

		TENANT SECOND GENERATION:
		CONSOLIDATED	1,284	3,964	2,326	601	626	594	1,196	3,017	607
		SHARE OF JOINT VENTURES	717	744	778	250	450	418	438	1,556	573

			2,001	4,708	3,104	851	1,076	1,012	1,634	4,573	1,180

		TOTAL REAL ESTATE RELATED	47,228	58,886	70,779	19,937	17,496	16,877	18,599	72,909	16,900

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	799	1,485	2,122	565	596	661	663	2,485	643
		SHARE OF JOINT VENTURES	231	53	9	8	9	9	8	34	10

			1,030	1,538	2,131	573	605	670	671	2,519	653

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS:
		CONSOLIDATED	300	681	26	6	6	7	7	26	(8)
		SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0

			300	681	26	6	6	7	7	26	(8)

		TOTAL NON-REAL ESTATE RELATED	1,330	2,219	2,157	579	611	677	678	2,545	645

		TOTAL DEPRECIATION & AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454	17,545

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Expensed Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.